Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Miravant Medical Technologies 401(k)-Employee Stock Ownership Plan (the "Plan") on Form 11-K for the period ending [December 31, 2002] as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Philpott, Chief Financial Officer certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                      /s/ John M. Philpott
                                      --------------------
                                          John M. Philpott
                                          Chief Financial Officer

                                          June 27, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.